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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 16, 2007
                Date of Report (Date of earliest event reported)

                           UNITED SECURITY BANCSHARES
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

              000-32987                                 91-2112732
             (Commission                               (IRS Employer
             File Number)                           Identification No.)

          2126 Inyo Street, Fresno, CA                     93721
     (Address of Principal Executive Office)            (Zip Code)

                                  559-248-4943
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 16, 2007, United Security Bancshares issued a press release reporting its financial results for the quarter ended March 31 2007. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

EXHIBIT #
99.1        Press release of United Security Bancshares dated April 16, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    United Security Bancshares


Date: April 16, 2007                                By: /s/ Ken Donahue
                                                        ------------------------
                                                        Senior Vice President &
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT #      DESCRIPTION
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99.1           Press release of United Security Bancshares dated April 16, 2007